Exhibit 99.1

CB Richard Ellis Group, Inc. Investor Presentation February 2010

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations and financial performance. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our current annual report on Form 10-K and our current quarterly report on Form 10-Q, in particular any discussion of Risk Factors, which are filed with the SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Unmatched Strength Includes affiliate offices As of December 31, 2009 Based on 2009 revenues versus Jones Lang LaSalle Scale and Diversity 1.7x nearest competitor3 Thousands of clients, nearly 80% of Fortune 100 $138.8 billion of transaction activity in 2008 No client comprises >3% of revenues in 2009 Broad Capabilities #1 leasing #1 investment sales #1 outsourcing #1 appraisal and valuation #1 commercial mortgage brokerage $34.7 billion in assets under management2 $5.6 billion of development projects in process/pipeline2 Leading Global Brand 100+ years 400+ offices in 57 countries1 #1 in virtually every major global business center

2009 Milestones # 8 outsourcing company across all industries and # 1 in commercial real estate # 1 brand for eight consecutive years First commercial real estate services company in the Fortune 500; one of the Most Admired Companies in the real estate industry Corporate Responsibility Officer magazine 100 Best Corporate Citizens of 2009 Named Business Week 50 Best in class company three consecutive years Top 50 “green” company in U.S. and highest ranked in commercial real estate

Our Strategy Provide a complete suite of market leading services to property owners and occupiers through a fully integrated global business platform and a managed account strategy

Geographic Diversification #1 commercial real estate services firm in each of the major regions of the world 2009 Revenue Americas 62% Asia Pacific 13% EMEA 20% Global Investment Management 3% Development Services 2%

Revenue Diversification 2009 Revenue 2006 Revenue1 Reflects Trammell Crow Company’s revenue contributions beginning on December 20, 2006. Contractual, fee-for-service, Property and Facilities Management revenue represented 39% of 2009 revenue, up from 14% in 2006 Appraisal & Valuation 7% Investment Management 3% Leasing 32% Property & Facilities Management 39% Sales 12% Development Services 2% Commercial Mortgage Brokerage 2% Other 3% Property & Facilities Management 14% Sales 31% Appraisal & Valuation 7% Leasing 37% Investment Management 6% Development Services 1% Commercial Mortgage Brokerage 3% Other 1%

Remain the industry leader (by revenue) in the world’s top markets Grow and further globally integrate Asset Services Grow and further globally integrate Global Corporate Services Enhance and integrate our Global Investment Management business Continue to control costs and strengthen our balance sheet Invest in enhancing our Shared Services systems and platform Global Priorities for Growth

Key Service Lines & Market Environment

Revenue Breakdown 4th Quarter 2009 Includes revenue from discontinued operations, which totaled $1.3 million for the twelve months ended December 31, 2008. 35% 33% 16% 7% 3% 2% 1% 3% ($ in millions) 2009 2008 % Change 2009 2008 1 % Change Leasing 455.8 443.6 3 1,348.2 1,710.7 -21 Property & Facilities Management 428.6 450.9 -5 1,633.3 1,720.1 -5 Sales 203.8 163.8 24 507.4 869.7 -42 Appraisal & Valuation 92.6 91.8 1 300.9 355.0 -15 Investment Management 36.0 39.8 -10 132.0 165.0 -20 Development Services 21.4 25.3 -15 82.0 110.6 -26 Commercial Mortgage Brokerage 17.4 18.7 -7 62.4 90.5 -31 Other 40.9 49.4 -17 99.6 108.5 -8 Total 1,296.5 1,283.3 1 4,165.8 5,130.1 -19 Year ended December 31, Three months ended December 31,

Property and Facilities Management Revenue1 ($ in Millions) CAGR = 31% 2 Outsourcing Services Management fees include property management, facilities management and project management fees. Does not include transaction revenue associated with outsourcing activities. Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. CoreNet, 2009 Deloitte, 2008 25 32 Expansions New Wins 2008 33 2009 32 Portfolio Growth Key Facts 60% increase in Corporates outsourcing real estate functions in order to reduce expenses3 30% increase in corporate real estate centralization expected over the next 3 years—a prelude to outsourcing4 Market Research $323 $467 $492 $568 $1,396 $1,720 $1,633 2003 2004 2005 2006 2007 2008 2009 Percent of 2009 Total Revenue 1 39%

#1 Provider of Every Outsourced Real Estate Service Clients Consulting Property/Facilities Management Project Management Transaction Management Global execution of transactions with a portfolio-wide focus Optimize portfolio Lease administration services Multiple-transaction focus Full service outsourcing Program management One-off integrated transaction management/project management Moves, adds, changes Sourcing and procurement Operations and maintenance Energy services Health, safety and security Environmental sustainability Organizational design Portfolio optimization Workplace strategy Land use analysis and strategy Fiscal and economic impact analysis

Leasing Global Leasing Revenue ($ in Millions) Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. As of December 31, 2009. Does not include affiliate offices. 1 More than 4,7002 leasing professionals worldwide Tailored service delivery by property type and industry/market specialization $61.3 billion global lease transactions in 2008 Weaker performance in 2008 and most of 2009 due to the global economic downturn Key Facts $692 $986 $1,106 $1,479 $1,870 $1,711 $1,348 2003 2004 2005 2006 2007 2008 2009 Percent of 2009 Total Revenue 32%

Leasing Market Outlook forecast CBRE EA Office Rent Index; % change versus a year ago Office Vacancy rate; % U.S. Office Rent Forecast and Vacancy (15) (10) (5) 0 5 10 15 2000Q1 2000Q4 2001Q3 2002Q2 2003Q1 2003Q4 2004Q3 2005Q2 2006Q1 2006Q4 2007Q3 2008Q2 2009Q1 2009Q4 2010Q3 2011Q2 2012Q1 2012Q4 2013Q3 2014Q2 8 10 12 14 16 18 20 22 TWR Rent Index Vacancy

Sales Global Sales Revenue ($ in Millions) Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. As of December 31, 2009. Does not include affiliate offices. 1 Key Facts More than 1,3002 investment sales specialists worldwide Specialization across all major property types $77.5 billion global investment sales in 2008 Difficult financing environment and ongoing polarization between buyer and seller price expectations continued to dampen sales volume in 2009. $513 $807 $1,078 $1,246 $1,660 $870 $507 2003 2004 2005 2006 2007 2008 2009 Percent of 2009 Total Revenue 12%

Real Capital Analytics, December 2009 Global Investment Market Conditions Global Sales Volume by Region1 US$ Billion 0 20 40 60 80 100 120 140 160 Q1 '07 Q2 Q3 Q4 Q1 '08 Q2 Q3 Q4 Q1 '09 Q2 Q3 Q4 Americas EMEA Asic Pacific

Recovery & Restructuring Services Group Distressed Deal Volume1 Source: RCA Troubled Assets Radar, January 2010 Our Process Single-point service offering leveraging CBRE’s advisory, analysis and execution expertise Integrated solutions for owners, creditors, debtors, etc. through every stage of the property lifecycle Special focus on: recapitalizations, loan sales/workouts, asset and portfolio valuations, asset management and repositioning and receivership services Currently marketing approximately $5.1B of distressed properties in the U.S. Key Facts ($ in Billions) $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2008Q1 Q2 Q3 Q4 2009Q1 Q2 Q3 Q4 Troubled Deals Lender REO Restructured/Modified

Global Investment Management: CBRE Investors GIM Revenue ($ in Millions) CAGR =13% Assets Under Management ($ in Billions) CAGR =17% Key Facts1 $34.7 billion in assets under management $102.2 million co-investments As of December 31, 2009 53 55 46 68 116 141 127 15 39 53 58 143 20 14 28 102 89 2003 2004 2005 2006 2007 2008 2009 Carried Interest Acquisition, Disposition & Incentive Investment Management $127 $228 $348 $161 $94 $68 $141 $14 $15 $17 $29 $38 $39 $35 2003 2004 2005 2006 2007 2008 2009 Percent of 2009 Total Revenue 3%

Global Investment Programs Description Q4 2009 Statistics Typical Fee Structure Separate Accounts $16.2 billion of assets under management Management fees Transaction fees Incentive fees Sponsored Funds $13.3 billion of assets under management Management fees Transaction fees LP profits Carried Interest Unlisted Securities $3.1 billion of assets under management Management fees Incentive fees Listed Securities $2.1 billion of assets under management Management fees Incentive fees Geography/Strategy Assets Under Management 1 ($ in billions) % North America 19.8 57 Europe 9.2 27 Asia Pacific 0.5 1 Total Direct 29.5 85 Total Indirect 5.2 15 Total 34.7 100 As of December 31, 2009.

Development Services: Trammell Crow Company Development Revenue1 ($ in Millions) Includes Trammell Crow Company’s operations prior to the acquisition of Trammell Crow Company on December 20, 2006. Also includes revenue from discontinued operations. In Process figures contain Long-Term Operating Assets (LTOA), including $1.4 billion for 2009 and $0.4 billion for both 2008 and 2007. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. As of December 31, 2009. CAGR =6% $5.6 billion in process/pipeline $64.7 million co-investments Only $10.7 million of recourse debt and repayment guarantees to CBRE Projects In Process/Pipeline ($ in Billions) Key Facts3 2 $62 $79 $83 $105 $134 $120 $88 2003 2004 2005 2006 2007 2008 2009 $2.2 $3.8 $5.0 $4.9 $3.6 $2.8 $2.6 $3.6 $5.4 $6.5 $5.6 $4.7 $2.3 $1.4 $2.0 $2.3 $1.4 $1.5 $2.5 $2.7 $3.0 $2.7 $2.5 $0.9 98 99 00 01 02 03 04 05 06 07 08 09 In Process Pipeline Percent of 2009 Total Revenue 2%

Financial Performance

Historical Revenue1 ($ in Millions) No reimbursements are included for the period 1992 through 1996, as amounts were immaterial. Reimbursements for 1997 through 2001 have been estimated. For 2002 and forward, reimbursements are included. Includes Trammell Crow Company activity for the period December 20, 2006 through December 31, 2006. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007. Includes revenue from discontinued operations, which totaled $1.3 million for the year ended December 31, 2008. 2 3 4 1992 – 2009 CAGR = 15% Average Annual Organic Growth of 8% 360 392 429 469 583 759 1,187 1,403 1,518 1,362 1,362 1,810 2,647 3,194 4,032 6,036 5,130 4,166 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Organic Revenue Revenue From Acquisitions

Historical Normalized EBITDA1 ($ in Millions) Normalized EBITDA excludes merger-related and other non-recurring costs, integration costs related to acquisitions, cost containment expenses, one-time IPO-related compensation expense, gains/losses on trading securities acquired in the Trammell Crow Company acquisition and the write-down of impaired assets. Normalized EBITDA and Margin 1992 – 2009 CAGR = 20% $20.2 $25.9 $33.7 $41.5 $62.0 $90.1 $127.2 $117.4 $150.5 $115.0 $130.7 $183.2 $300.3 $461.3 $652.5 $970.1 $601.2 $453.9 5.6% 6.6% 7.9% 8.9% 10.6% 11.9% 10.7% 8.4% 9.9% 8.4% 10.1% 11.3% 14.4% 16.1% 11.7% 9.6% 16.2% 10.9% 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Normalized EBITDA Normalized EBITDA Margin

 Required Debt Amortization and Maturity Schedule1 $ millions 1,054 91 240 25 295 450 Includes the impact of February 5, 2010 loan modification agreement. Approximately $225.2 million and $333.0 million of the revolver facilities mature in June 2011 and June 2013, respectively. As of 12/31/09, the outstanding revolver balance was $21.1 million. 0 0 2 2 - 200 400 600 800 1,000 1,200 2010 2011 2012 2013 2014 2015 2016 2017 Term Loan A Term Loan A1 Term Loan A2 Term Loan A3 Term Loan A3A Term Loan A4 Term Loan B Term Loan B1 11 5/8% Notes Revolver

As of ($ in millions) 12/31/2009 12/31/2008 Variance Cash 741.6 158.8 582.8 Revolving credit facility 21.1 25.8 (4.7) Senior secured term loan A 326.3 827.0 (500.7) Senior secured term loan A-1 48.6 297.8 (249.2) Senior secured term loan A-2 203.2 - 203.2 Senior secured term loan A-3 167.5 - 167.5 Senior secured term loan B 642.8 949.0 (306.2) Senior secured term loan B-1 295.2 - 295.2 Senior subordinated notes1 436.5 - 436.5 Notes payable on real estate2 3.5 4.1 (0.6) Other debt3 1.0 5.5 (4.5) Total debt 2,145.7 2,109.2 36.5 Stockholders' equity 629.1 114.7 514.4 Total capitalization 2,774.8 2,223.9 550.9 Total net debt 1,404.1 1,950.4 (546.3) Capitalization Net of original issue discount of $13.5 million. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $547.8 million and $613.6 million at December 31, 2009 and 2008, respectively. Excludes $312.9 million and $210.5 million of non-recourse warehouse facility at December 31, 2009 and 2008, respectively, as well as $5.5 million and $8.0 million of non-recourse revolving credit facility in Development Services at December 31, 2009 and 2008, respectively. Total capitalization

Business Outlook Summary: Increasing but still isolated signs of recovery Investment sales should show year over year growth in 2010 Leasing improvement may be too early to call a trend Outsourcing performance will likely remain impacted by low corporate spending and higher vacancy Global Investment Management and Development Services results to remain weak until sustained investment sales improvement Asia Pacific likely to continue growing faster than other geographies We continue to focus on supporting growth opportunities

Appendix

Year Ended December 31, ($ in millions) 2009 2008 2007 2006 2005 Normalized EBITDA $453.9 $601.2 $970.1 $652.5 $461.3 Less: Merger-related charges - - 56.9 - - Integration costs related to acquisitions 5.7 16.4 45.2 7.6 7.1 Loss (gain) on trading securities acquired in the Trammell Crow Company acquisition - - 33.7 (8.6) - Write-down of impaired assets 32.5 100.4 - - - Cost containment expenses 43.6 27.4 - - - EBITDA1 372.1 457.0 834.3 653.5 454.2 Add: Interest income2 6.1 17.9 29.0 9.8 9.3 Less: Depreciation and amortization3 99.5 102.9 113.7 67.6 45.5 Interest expense4 189.1 167.8 164.8 45.0 54.3 Write-off of financing costs 29.3 - - 33.8 7.4 Goodwill and other non-amortizable intangible asset impairments - 1,159.4 - - - Provision for income taxes5 27.0 56.9 194.3 198.3 138.9 Net income (loss) attributable to CB Richard Ellis Group, Inc. $33.4 $(1,012.1) $390.5 $318.6 $217.3 Revenue6 4,165.8 5,130.1 6,036.3 4,032.0 3,194.0 Normalized EBITDA Margin 10.9% 11.7% 16.1% 16.2% 14.4% Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss) Notes: Includes EBITDA related to discontinued operations of $16.9 million for the year ended December 31, 2008 and $6.5 million for the year ended December 31, 2007. Includes interest income related to discontinued operations of $0.1 million for the year ended December 31, 2008 and $0.01 million for the year ended December 31, 2007. Includes depreciation and amortization related to discontinued operations of $0.1 million for the year ended December 31, 2008 and $0.4 million for the year ended December 31, 2007. Includes interest expense related to discontinued operations of $0.6 million for the year ended December 31, 2008 and $1.8 million for the year ended December 31, 2007. Includes provision for income taxes related to discontinued operations of $6.0 million for the year ended December 31, 2008 and $1.6 million for the year ended December 31, 2007. Includes revenue related to discontinued operations of $1.3 million for the year ended December 31, 2008 and $2.1 million for the year ended December 31, 2007. Less: